UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 30, 2004
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2004-3 Mortgage Pass-Through Certificates, Series 2004-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-22              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                 10019
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On March 30, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2004-3 Mortgage Pass-Through Certificates, Series 2004-3, Class 1-A-1, Class 1-A-X, Class 2-A-1, Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-X, Class 4-A-1, Class 4-A-2, Class 4-A-X, Class 5-A-1, Class 5-A-2, Class 5-A-X, Class 6-A-1, Class 6-A-X, Class 7-A-1, Class 7-A-X, Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 8-A-4, Class 8-A-X, Class A-LR, Class A-R, Class B-1, Class B-1-X, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer and a custodian, JPMorgan Chase Bank, as trustee, U.S. Bank National Association, as a custodian, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2004-3 Mortgage Pass-Through Certificates, Series 2004-3, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

      4 Pooling and Servicing Agreement, dated as of March 1, 2004, among Mortgage Asset Securitization Transactions,
                                          Inc., UBS Real Estate Securities Inc.,
                                          Wells Fargo Bank, N.A., U.S. Bank
                                          National Association and JPMorgan
                                          Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.




                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
4                       Pooling and Servicing Agreement,               (E)
                        dated as of March 1, 2004, among
                        Mortgage Asset Securitization
                        Transactions, Inc., UBS Real Estate
                        Securities Inc., Wells Fargo Bank,
                        N.A., U.S. Bank National Association
                        and JPMorgan Chase Bank.